UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2021

CONSTELLATION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38584	26-1741721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street, Suite 200

Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (617) 714-0555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item	1.01 Entry into a Material Definitive Agreement.

On June 2, 2021, Constellation Pharmaceuticals, Inc., a Delaware corporation (“Constellation”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with MorphoSys AG, a German stock corporation (Aktiengesellschaft) (“MorphoSys”), and MorphoSys Development Inc., a Delaware corporation and an indirect wholly owned subsidiary of MorphoSys (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to purchase all of the outstanding shares (the “Shares”) of common stock, par value $0.0001 per share, of Constellation, other than any Shares held immediately prior to the Effective Time by Constellation (or held in Constellation’s treasury) and any Shares held immediately prior to the Effective Time by MorphoSys, Purchaser or any other direct or indirect wholly owned subsidiary of MorphoSys (the “Excluded Shares”), at a price of $34.00 per Share (the “Offer Price”), net to the seller in cash, without interest and subject to any required withholding of taxes.

The Offer will initially remain open for a minimum of 20 business days from the date of commencement of the Offer. If at the scheduled expiration date of the Offer the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has not expired or otherwise been terminated, Purchaser must extend the Offer to permit the satisfaction of such condition. If at the scheduled expiration date of the Offer any of the conditions to the Offer have not been satisfied (unless such condition is waivable by Purchaser or MorphoSys and has been waived), (i) Purchaser may extend the Offer to permit the satisfaction of all Offer conditions, and (ii) upon request by Constellation, Purchaser will, and MorphoSys will cause the Purchaser to, extend the Offer to permit the satisfaction of all Offer conditions.

The obligation of Purchaser to consummate the Offer is subject to the satisfaction or waiver of a number of customary conditions, including: (i) there being validly tendered and not validly withdrawn prior to the expiration of the Offer a number of Shares that, considered together with all other Shares (if any) beneficially owned by MorphoSys and its affiliates, represent one more Share than 50% of the total number of Shares outstanding at the expiration of the Offer; (ii) the absence of any injunction or order in any jurisdiction in which either party has material business operations prohibiting consummation of the Offer or the Merger (as defined below); (iii) the expiration or early termination of the applicable waiting period under the HSR Act, and receipt of any required approval or clearance under the antitrust and foreign investment laws of the United States or other jurisdictions; (iv) the accuracy of Constellation’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement; (v) compliance by Constellation in all material respects with its obligations under the Merger Agreement; and (vi) other customary conditions set forth in Annex I to the Merger Agreement.

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into Constellation pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with Constellation being the surviving corporation (the “Merger”). At the effective time of the Merger (the “Effective Time”), each Share (other than (i) the Excluded Shares and (ii) Shares held by stockholders who have properly exercised and perfected their demands for appraisal of such Shares in accordance with the DGCL and have neither withdrawn nor lost such rights prior to the effective time of the Merger) will be converted into the right to receive an amount in cash equal to the Offer Price, net to the holder of such Share in cash, without interest and subject to any required withholding of taxes.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by Constellation, MorphoSys, and Purchaser. The Merger Agreement also contains customary pre-closing covenants, including covenants by Constellation relating to conduct of its business prior to the closing of the Merger. The parties have agreed to use their respective reasonable best efforts to take actions to complete the Offer and the Merger (the “Transactions”) as soon as reasonably practicable, including in obtaining each regulatory approval necessary to complete the Transactions and have agreed to (i) negotiate, commit to, or effect any divestiture and (ii) take any such other remedial action, except such action that would have a material adverse effect on the business of MorphoSys and Constellation on a combined basis. The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Effective Time, Constellation is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, Constellation may under certain circumstances provide information to and engage in discussions or negotiations with third parties with respect to a unsolicited written alternative acquisition proposal that Constellation’s board of directors has determined constitutes or would reasonably be expected to lead to a Superior Offer (as defined in the Merger Agreement).

Treatment of Stock Options

Under the Merger Agreement, (1) immediately prior to the Effective Time, each outstanding Constellation stock option will accelerate and become fully vested and exercisable; and (2) at the Effective Time, each unexercised outstanding Constellation stock option will be cancelled in exchange for the right to receive a cash payment equal to the product of (i) the excess, if any, of the merger consideration, over the per share exercise price, and (ii) the number of shares of Constellation common stock subject to such stock option.

Termination and Termination Fees

Either Constellation or MorphoSys may terminate the Merger Agreement in certain circumstances, including if (1) the Merger is not completed by December 2, 2021, subject to automatic extension for 90 days in the event that antitrust approval has not been obtained (such date, “End Date”), (2) a governmental authority in any jurisdiction in which either party has material business operations issues a final non-appealable governmental order prohibiting the Offer or the Merger, (3) the other party breaches its representations, warranties or covenants in the Merger Agreement such that the conditions to the Offer would not be satisfied by the End Date, subject to certain cure rights, (4) Constellation’s board of directors changes its recommendation that Constellation’s stockholders tender their Shares to Purchaser in the Offer, or (5) Purchaser fails to accept for payment or purchase all Shares validly tendered following the expiration of the Offer. In addition, subject to compliance with specified process and notice requirements, Constellation may terminate the Merger Agreement in order to enter into an agreement providing for a Superior Offer (as defined in the Merger Agreement).

Under the Merger Agreement, Constellation will be required to make a payment to MorphoSys equal to $60 million if the Merger Agreement is terminated in certain circumstances, including because Constellation’s board of directors has changed its recommendation that Constellation’s stockholders tender their Shares to Purchaser in the Offer or Constellation has terminated the Merger Agreement in order to enter into an agreement providing for a Superior Offer.

Additional Information

The foregoing description of the Transactions and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Constellation or MorphoSys.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by Constellation’s stockholders. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, Constellation undertakes no obligation to update such information.

Item 8.01	Other Events.

On June 2, 2021, Constellation and MorphoSys issued a joint press release announcing their entry into the Merger Agreement and MorphoSys’s entry into a long-term strategic partnership and financing collaboration with Royalty Pharma plc. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 2, 2021, by and among Constellation Pharmaceuticals, Inc., MorphoSys AG, and MorphoSys Development Inc.*

99.1	Joint Press Release, issued June 2, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Constellation hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that Constellation may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*            *             *

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to MorphoSys, Constellation, and the Offer, the Merger and the long-term strategic partnership and financing collaboration with Royalty Pharma plc that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies’ and members of their senior management team. Forward-looking statements include, without limitation, statements regarding the Transactions and related matters, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses, including, without limitation, the ability of MorphoSys to advance Constellation’s product pipeline, including pelabresib (CPI-0610) and CPI-0209, FSI-174 and FSI-189; regulatory approval of pelabresib (CPI-0610) and CPI-0209 on a timely basis; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; filings and approvals relating to the Transactions; the expected timing of the completion of the Transactions; the expected plans for financing the Transactions, the ability to complete the Transactions considering the various closing conditions; difficulties or unanticipated expenses in connection with integrating the companies; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of Constellation’s stockholders will tender their stock in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of any of the Transactions; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks and uncertainties detailed from time to time in the parties’ periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the Schedule 14D-9 to be filed by Constellation and the Schedule TO and related tender offer documents to be filed by MorphoSys and Purchaser. All forward-looking statements are based on information currently available to MorphoSys and Constellation, and MorphoSys and Constellation assume no obligation and disclaim any intent to update any such forward-looking statements.

Additional Information and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Constellation, nor is it a substitute for any tender offer materials that MorphoSys or Constellation will file with the SEC. A solicitation and an offer to buy shares of Constellation will be made only pursuant to an offer to purchase and related materials that MorphoSys intends to file with the SEC. At the time the tender offer is commenced, MorphoSys will file a Tender Offer Statement on Schedule TO with the SEC, and Constellation will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. CONSTELLATION’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of Constellation at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting MorphoSys or Constellation. Free copies of these materials and certain other offering documents will be made available by MorphoSys by mail to MorphoSys AG., Semmelweisstrasse 7, 82152 Planegg, Germany, attention: Investor Relations, by phone at 49 (0)89 / 899 27 179, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by Constellation will be available free of charge under the “Investors” section of Constellation’s internet website at https://ir.constellationpharma.com/investor-relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, MorphoSys and Constellation file periodic reports and other information with the SEC. MorphoSys’s and Constellation’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2021

CONSTELLATION PHARMACEUTICALS, INC.

By:	/s/ Jigar Raythatha
Name:	Jigar Raythatha
Title:	President and Chief Executive Officer